EXHIBIT 99.2

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	/s/ Richard M. DeVos, Jr.* Richard M. DeVos, Jr.

*By:/s/ Robert H. Schierbeek Attorney-in-Fact

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	/s/ Daniel G. DeVos* Daniel G. DeVos

*By:/s/ Robert H. Schierbeek Attorney-in-Fact

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	/s/ Suzanne C. DeVos VanderWeide* Suzanne C. DeVos VanderWeide

*By:/s/ Robert H. Schierbeek Attorney-in-Fact

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	/s/ Douglas L. DeVos* Douglas L. DeVos

*By:/s/ Robert H. Schierbeek Attorney-in-Fact

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	/s/ Jerry L. Tubergen* Jerry L. Tubergen

*By:/s/ Robert H. Schierbeek Attorney-in-Fact

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	/s/ Elisabeth D. DeVos* Elisabeth D. DeVos

*By:/s/ Robert H. Schierbeek Attorney-in-Fact

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	/s/ Helen J. DeVos* Helen J. DeVos

*By:/s/ Robert H. Schierbeek Attorney-in-Fact

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	RICHARD M. AND HELEN J. DEVOS FOUNDATION By: /s/ Robert H. Schierbeek Robert H. Schierbeek, Treasurer

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	DICK AND BETSY DEVOS FOUNDATION By: /s/ Robert H. Schierbeek Robert H. Schierbeek, Treasurer

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	DOUGLAS AND MARIA DEVOS FOUNDATION By: /s/ Robert H. Schierbeek Robert H. Schierbeek, Treasurer

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	JERRY L. AND MARCIA D. TUBERGEN FOUNDATION By: /s/ Jerry L. Tubergen* Jerry L. Tubergen

*By:/s/ Robert H. Schierbeek Attorney-in-Fact

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	WINDQUEST GROUP, INC. By: /s/ Richard M. DeVos, Jr. Richard M. DeVos, Jr. Its: Vice Chairman

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	BUTTONWOOD CAPITAL, INC. By: /s/ Jerry L. Tubergen* Jerry L. Tubergen, President

*By:/s/ Robert H. Schierbeek Attorney-in-Fact

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	RDV CAPITAL MANAGEMENT LP By: RDV CORPORATION, the general Partner By: /s/ Robert H. Schierbeek Robert H. Schierbeek, Treasurer

JOINT FILING AGREEMENT

                    The undersigned hereby agrees with the individuals and/or entities listed below to file a single, joint Statement on Schedule 13D pursuant to Rule 13d-1(d) under the Securities Exchange Act of 1934 (the "Schedule 13D") with respect to the Common Stock of Alterra Healthcare Corporation (the "Company") beneficially owned by each such individual and/or entity and that such Schedule 13D is filed on behalf of each and all of the undersigned and such other individuals and/or entities:

Richard M. DeVos, Jr.
Daniel G. DeVos
Suzanne C. DeVos VanderWeide
Douglas L. DeVos
Jerry L. Tubergen
Elisabeth D. DeVos
Helen J. DeVos
Richard M. and Helen J. DeVos Foundation
Dick and Betsy DeVos Foundation
Douglas and Maria DeVos Foundation
Jerry L. Tubergen Foundation
Windquest Group Inc.
Buttonwood Capital, Inc.
RDV Capital Management LP
RDV ALTCO, L.L.C.

                    The undersigned represents that the undersigned is eligible to file a Statement on Schedule 13D. The undersigned further agrees that the undersigned shall be responsible for the timely filing of such Schedule 13D and any amendments thereto, and the accuracy and completeness of the information concerning the undersigned contained in the Schedule 13D.

                    This Agreement shall remain in effect until revoked in writing by the undersigned.

Date: June 12, 2000	RDV ALTCO, L.L.C. by: RDV Corporation, Its Manager By: /s/ Robert H. Schierbeek Robert H. Schierbeek, Treasurer